INDEPENDENT AUDITORS' CONSENT




The Board of Directors
AMRESCO, INC.

We consent to incorporation by reference in Registration Statements
No. 033-60015 and No. 033-58629 on Form S-8 and Registration Statement
No. 333-157 on Form S-3 of our report dated February 6, 1996, appearing in this Annual Report on Form 10-K of AMRESCO, INC. for the year ended December 31, 1995.





Deloitte & Touche LLP
Dallas, Texas
March 21, 1996